UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008

Radiant Systems, Inc.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 576-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 amends the Report on Form 8-K dated January 2, 2008 (date of earliest event reported) filed by the registrant with a filing date of January 8, 2008 reporting, among other things, the closing on January 4, 2008, of its previously reported Share Purchase Agreement (the “Purchase Agreement”) dated December 11, 2007, with Quest Retail Technology Pty Ltd, an Australian proprietary company (“Quest”) and David Brown, the sole shareholder of Quest (the “Seller”), as amended, providing for the acquisition (the “Acquisition”) by the registrant, through its wholly owned subsidiary RADS Australia Holdings Pty Ltd, of all of the issued shares of Quest. This amendment is being filed to provide the audited financial statements of Quest and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, and to include exhibits under Item 9.01(d). The information previously provided in the Report on Form 8-K, as originally filed, is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheet of Quest Retail Technology Pty Ltd as at December 31, 2007, and the income statement, cash flow statement, and statement of changes in equity for the year then ended are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by this reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information with respect to the Acquisition is filed as Exhibit 99.2 to this Amendment No. 1 and is incorporated herein by this reference.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Deloitte Touche Tohmatsu, independent registered public accounting firm

99.1	Audited consolidated balance sheet of Quest Retail Technology Pty Ltd as at December 31, 2007 and the income statement, cash flow statement, and statement of changes in equity for the year then ended

99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Systems, Inc.

Date: March 19, 2008	/s/ Mark E. Haidet
Mark E. Haidet
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte Touche Tohmatsu, independent registered public accounting firm

99.1	Audited consolidated balance sheet of Quest Retail Technology Pty Ltd as at December 31, 2007 and the income statement, cash flow statement, and statement of changes in equity for the year then ended

99.2	Unaudited pro forma condensed combined financial information

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